EXHIBIT 99.1

Griffon Corporation to Sell Clopay Plastic Products
to Berry Global for $475 Million

NEW YORK, NEW YORK, November 16, 2017 – Griffon Corporation (“Griffon” or the “Company”) (NYSE:GFF) has entered into a definitive agreement to sell Clopay Plastic Products Company (“Clopay Plastics”) to Berry Global Group, Inc. (NYSE:BERY) for $475 million in cash. The transaction is subject to regulatory approval and customary closing conditions, and is expected to close within the first calendar quarter of 2018.

“We are pleased to announce the sale of Clopay Plastics. This transaction achieves our objectives of creating value for Griffon’s shareholders while also providing enhanced opportunities for growth and value creation for Clopay Plastics and its customers,” said Ronald J. Kramer, Griffon’s Chief Executive Officer. “Clopay Plastics is a well-recognized, trusted provider of specialty plastic films with a strong management team and outstanding employees. We appreciate their many years of contributions to Griffon, and know they will continue to thrive as a part of Berry Global.”

The Company will discuss this transaction during its previously scheduled conference call to discuss fourth quarter and full-year 2017 financial results on Thursday, November 16 at 8:30 am EDT.

Goldman Sachs & Co. LLC is acting as financial advisor to Griffon for this transaction, and Dechert LLP is acting as Griffon’s legal counsel.

Forward-looking Statements

“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, industries in which Griffon operates and the United States and global economies that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; the Griffon’s ability to achieve expected savings from cost control, integration and disposal initiatives; the ability to identify and successfully consummate

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and integrate value-adding acquisition opportunities; increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets, and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon’s Telephonics Corporation supplies products, including as a result of defense budget cuts and other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost of raw materials such as resin, wood and steel; changes in customer demand or loss of a material customer at one of Griffon’s operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon’s businesses; political events that could impact the worldwide economy; a downgrade in the Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon’s businesses, which could impact margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation and environmental matters; unfavorable results of government agency contract audits of Telephonics Corporation; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain Griffon’s operating companies; and possible terrorist threats and actions and their impact on the global economy. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, as previously disclosed in the Company’s Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Griffon Corporation

Griffon is a diversified management and holding company that conducts business through wholly-owned subsidiaries. Griffon oversees the operations of its subsidiaries, allocates resources among them and manages their capital structures. Griffon provides direction and assistance to its subsidiaries in connection with acquisition and growth opportunities as well as in connection with divestitures. In order to further diversify, Griffon also seeks out, evaluates and, when appropriate, will acquire additional businesses that offer potentially attractive returns on capital.

Headquartered in New York, N.Y., the Company was founded in 1959 and is incorporated in Delaware. Griffon is listed on the New York Stock Exchanges and trades under the symbol GFF.

Griffon currently conducts its operations through two reportable segments:

•	Home & Building Products consists of three companies, The AMES Companies, Inc. (“AMES”), Clopay Building Products Company, Inc. (“CBP”) and ClosetMaid LLC (“ClosetMaid”):
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•	AMES, founded in 1774, is the leading U.S. manufacturer and a global provider of long-handled tools and landscaping products for homeowners and professionals.

•	CBP, since 1964, is a leading manufacturer and marketer of residential and commercial garage doors and sells to professional dealers and some of the largest home center retail chains in North America.

•	ClosetMaid, founded in 1965, is a leading North American manufacturer and marketer of closet organization, home storage, and garage storage products, and sells to some of the largest home center retail chains, mass merchandisers, and direct-to-builder professional installers.

•	Telephonics Corporation, founded in 1933, is recognized globally as a leading provider of highly sophisticated intelligence, surveillance and communications solutions for defense, aerospace and commercial customers.

Classified as a discontinued operation, Clopay Plastic Products Company, Inc., incorporated in 1934, is a global leader in the development and production of embossed, laminated and printed specialty plastic films for hygienic, health-care and industrial products and sells to some of the world’s largest consumer products companies.

For more information on Griffon and its operating subsidiaries, please see the Company’s website at www.griffon.com.

Company Contact:	Investor Relations Contact:
Brian G. Harris	Michael Callahan
SVP & Chief Financial Officer	Senior Vice President
Griffon Corporation	ICR Inc.
(212) 957-5000	(203) 682-8311
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Griffon evaluates performance and allocates resources based on each segment’s operating results before interest income and expense, income taxes, depreciation and amortization, unallocated amounts (mainly corporate overhead), restructuring charges, loss on debt extinguishment and acquisition related expenses, as well as other items that may affect comparability, as applicable (“Segment adjusted EBITDA”, a non-GAAP measure). Griffon believes this information is useful to investors for the same reason.

The following table provides a reconciliation of Revenue and Segment adjusted EBITDA for PPC for the trailing twelve months ended June 30, 2017 and is derived from our audited financial statements on form 10-K for the year ended September 30, 2016, adding our financial statements filed on Form 10-Q for the nine months ended June 30, 2017 and subtracting our financial statements filed on Form 10-Q for the nine months ended June 30, 2016:

CLOPAY PLASTICS

RECONCILIATION OF NON-GAAP MEASURES

(in thousands)

(Unaudited)

	For the Year Ended	For the Nine Months Ended		Trailing Twelve Months Ended
	September 30, 2016	June 30, 2017	June 30, 2016	June 30, 2017
Revenue	$480,126	$341,986	$353,786	$468,326

EBITDA
Segment Operating Profit	$20,313	$19,628	$13,569	$26,372
Depreciation and amortization	23,866	20,024	17,685	26,205
Restructuring Charges	5,900	—	5,900	—
Segment Adjusted EBITDA	$50,079	$39,652	$37,154	$52,577
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